Exhibit 4.1

CB Codiak BioSciences, Inc. INCORPORATED OF THE STATE UNDER OF DELAWARE THE LAWS CUSIP 192010 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS This certifies that By: AMERICAN is the record holder of COUNTERSIGNED AND FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF STOCK Codiak BioSciences, Inc. transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. (Brooklyn, TRANSFERREGISTERED: WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. NY)& DATED: TRANSFER TRUST AGENT AUTHORIZED AND COMPANY, YALONDA HOWZE DOUGLAS E. WILLIAMS LLC SECRETARY AND GENERAL COUNSEL CHIEF EXECUTIVE OFFICER SIGNATURE REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM as tenants in common UNIF GIFT MIN ACT Custodian TEN ENT as tenants by the entireties (Cust) (Minor) JT TEN as joint tenants with right of survivorship under Uniform Gifts to Minors and not as tenants in common Act COM PROP as community property (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.